EXHIBIT 32

                 CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
                           CHIEF FINANCIAL OFFICER OF
                        MOUNTAIN STATES HOLDING, INC.
                     PURSUANT TO 18 U.S.C. SECTION 1350

     I certify that, to the best of my knowledge, the Quarterly Report on Form 10-QSB of Mountain State Holdings, Inc. for the period ending March 31, 2006:

     1. Complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of Mountain States Holding, Inc.


Date:  May 18, 2006                /s/ Mark E. Massa
                                   Mark E. Massa
                                   Chief Executive Officer
                                   and Principal Financial Officer